FOURTH AMENDMENT TO THE
             EMPLOYMENT AND SEVERANCE AGREEMENT
                             OF
                     VICTOR A. STAFFIERI


      This Fourth Amendment to the Employment and Severance Agreement of Victor A. Staffieri ("Fourth Amendment") is made and entered into as of the 1st day of February, 2004 by and among (i) LG&E Energy LLC, a Kentucky limited liability company ("Company" as successor to LG&E Energy Corp.), (ii) Powergen Limited, a United Kingdom limited company ("Parent" formerly known as Powergen, plc), (iii) E.ON AG, an anktiengesellschaft formed under the Federal Republic of Germany ("German Parent"), and (iv) Victor A. Staffieri ("Executive"), collectively referred to as the "Parties".

     WHEREAS, the Executive, the Company and the Parent entered into an Employment and Severance Agreement, dated
February 25, 2000 ("Original Agreement");

     WHEREAS, the Original Agreement was previously amended by the Executive, the Company and the Parent in documents dated December 8, 2000 ("First Amendment") and dated as of April 30, 2001 ("Second Amendment");

      WHEREAS, the Executive, the Company, the Parent and German Parent previously amended the Original Agreement in a document dated July 1, 2002 ("Third Amendment"), the Original Agreement, the First Amendment, the Second Amendment and the Third Amendment (collectively referred to herein as "Agreement");

      WHEREAS, the Company, the Parent and the German Parent have determined that a realignment of the board of directors of certain subsidiaries of the German Parent is appropriate;
and

      WHEREAS, the Parties have determined that it is now desirable to amend the Agreement to reflect certain changes resulting from the German Parent's realignment of the composition of certain boards of directors.

AGREEMENT:

      NOW THEREFORE, in consideration of the respective agreements of the Parties contained herein, it is agreed as follows:

     1. Section 3.1 shall be deleted and replaced in its entirety to read as follows:

               "3.1   The  Company  agrees  to   employ
               Executive, and Executive agrees to serve
               during  the term hereof as Chairman  and
               Chief  Executive Officer of the Company.
               Executive  shall  report  to  Dr.   Wulf
               Bernotat,   or   his   successor.     In
               addition, German Parent shall (i)  cause
               the  Executive to be elected as Chairman
               of the Board of Directors of the Company
               (the  "Board"), (ii) secure  Executive's
               election  as  a member of the  Board  of
               Directors  of E.ON US Investments  Corp.
               (the  "Primary U.S. Board"),  and  (iii)
               secure  Executive's election as a member
               of  the  management board  or  board  of
               directors (as applicable) of any  entity
               the  German Parent utilizes to establish
               its  presence,  through  acquisition  or
               other   development  activity,  in   the
               United States' energy industry ("Primary
               U.S. Acquisition Board"), and Executive agrees to serve in such capacities."

     2. Section 3.2 shall be deleted and replaced in its entirety to read as follows:

               "3.2 Executive agrees to devote his full
               working time and efforts, to the best of
               his  ability, experience and talent,  to
               the  performance of services, duties and
               responsibilities in connection with  the
               position  named above.  Executive  shall
               perform  such  duties and exercise  such
               powers,  commensurate with his position,
               as  Chairman and Chief Executive Officer
               of  the Company, as Dr. Wulf Bernotat or
               his  successor shall from time  to  time
               delegate  to  him  on  such  terms   and
               conditions   and   subject    to    such
               restrictions as Dr. Wulf Bernotat or his successor may reasonably from time to time impose."

     3. Section 4.1 shall be deleted and replaced in its entirety to read as follows:

               "4.1.     SALARY.  The Company shall pay
               Executive  an annual base salary  ("Base
               Salary") of not less than the amount the
               Executive  is receiving at the  time  of
               this  Fourth Amendment.  The Base Salary
               shall be payable in accordance with  the
               ordinary   payroll  practices   of   the
               Company.   The  Base  Salary  shall   be
               reviewed  by  Dr. Wulf Bernotat  or  his
               successor in December of each  year,  or
               such  other  date as agreed  to  by  the
               Executive,  during  the  term  of   this
               Agreement and may be increased in the discretion of Dr. Wulf Bernotat or his successor at that or any other time and, as so increased, shall constitute "Base
               Salary" hereunder.  At no time shall Dr.
               Wulf Bernotat or his successor be able to decrease the Base Salary


     4.    Subsection  6.5(a)  shall  be  deleted   and
     replaced in its entirety to read as follows:

                    "(a)    For   purposes   of    this
                    Agreement, "Good Reason" shall mean
                    the occurrence of any of the events
                    or    conditions    described    in
                    subsections   (1)   through    (10)
                    hereof:

                           (1)   a  reduction  by   the
                    Company  in  the  Executive's  Base
                    Salary   or  annual  target   bonus
                    opportunity as in effect  prior  to
                    such  reduction or any  failure  to
                    pay  the Executive any compensation
                    or  benefits to which the Executive
                    is  entitled within thirty days  of
                    the  applicable due date,  provided
                    that  the Company may correct  such
                    reduction or failure within  thirty
                    (30) days of its commission;

                          (2)  German Parent, Parent or
                    the  Company require the  Executive
                    to  be relocated anywhere in excess
                    of  fifty (50) miles of his present
                    office    location,   except    for
                    required  travel on German  Parent,
                    Parent    or    Company    business
                    consistent with his business travel
                    obligations as in effect  prior  to
                    the  Effective Time and as provided
                    in Section 3.4 of this Agreement;

                          (3)   a failure by Parent  or
                    the   Company  to  maintain   plans
                    providing  benefits  at  least   as
                    beneficial  in  the  aggregate   as
                    those  provided by any  benefit  or
                    compensation  plan,  retirement  or
                    pension  plan, stock  option  plan,
                    bonus   plan,  long-term  incentive
                    plan,  life insurance plan,  health
                    and  accident  plan  or  disability
                    plan  in  which  the  Executive  is
                    participating    prior    to    the
                    Effective   Time,  the  Change   in
                    Control, or the effective  date  of
                    this    Fourth    Amendment,     as
                    applicable,  or if the  Company  or
                    Parent  has taken any action  which
                    would    adversely    affect    the
                    Executive's  participation  in   or
                    materially  reduce the  Executive's
                    benefits under any of such plans or
                    deprive him of any material  fringe
                    benefit enjoyed by him prior to the
                    Effective   Time,  the  Change   in
                    Control, or the  effective date  of
                    this    Fourth    Amendment,     as
                    applicable,  or if the  Company  or
                    Parent  has  failed to provide  him
                    with  the  number of paid  vacation
                    days  to which he would be entitled
                    in  accordance  with the  Company's
                    normal  vacation policy immediately
                    prior  to  the Effective Time,  the
                    Change in Control, or the effective
                    date  of  this Fourth Amendment  as
                    applicable;

                         (4)  Parent or the Company
                    materially reduces, individually or
                    in the aggregate, the Executive's
                    title, job authorities or
                    responsibilities as in effect prior
                    to such reduction;

                          (5)   Parent  or the  Company
                    fails  to obtain the assumption  of
                    the  obligations contained in  this
                    Agreement   by  any  successor   as
                    contemplated in Section 11 hereof;

                         (6)  any purported termination
                    of the Executive's employment by
                    Parent or the Company which is not
                    effected pursuant to a Notice of
                    Termination satisfying the
                    requirements of Section 8, hereof;
                    and, for purposes of this
                    Agreement, no such purported
                    termination shall be effective;

                          (7)   any material breach  by
                    Parent   or  the  Company  of   any
                    provision of this Agreement;

                         (8)  any purported termination
                    of  the Executive's employment  for
                    Cause  by  Parent  or  the  Company
                    which  does  not  comply  with  the
                    terms   of  Section  6.2  of   this
                    Agreement;

                           (9)   any  removal  of   the
                    Executive  from  the  position   of
                    Chairman    and   Chief   Executive
                    Officer of the Company, except  for
                    Cause; or

                          (10) any removal of Executive
                    from,  the Board, the Primary  U.S.
                    Board,   or   the   Primary    U.S.
                    Acquisition   Board,   except   for
                    Cause."

     5. The first full sentence of Section 16 shall be deleted and replaced in its entirety to read as follows:

               "16.  MISCELLANEEOUS.  No  provision  of
               this  Agreement may be modified,  waived
               or   discharged  unless   such   waiver,
               modification or discharge is agreed to in writing and signed by the Executive, German Parent and the Company."

      IN WITNESS WHEREOF, the Company, the German Parent, and the Parent have caused this Fourth Amendment to be executed by its duly authorized representative and the Executive has executed this Fourth Amendment as of the date set forth above. Except as provided herein, nothing contained in this Fourth Amendment shall alter the terms and conditions of the Agreement.


E. ON. AG


By:  ______________________________
     Name _________________________
     Title __________________________


LG&E ENERGY LLC


By:  ______________________________
     Name _________________________
     Title __________________________


POWERGEN LIMITED


By:  ______________________________
     Name _________________________
     Title __________________________



EXECUTIVE


     _____________________________
     VICTOR A. STAFFIERI